TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                   1
      MESSAGE FROM THE PRESIDENT                             2
      INVESTMENT REVIEW                                      4
      MESSAGE FROM THE MANAGER                               5
      FINANCIAL INFORMATION
         Distributions to Shareholders                       8
         Independent Auditors' Report                        9
         Portfolio of Investments                           10
         Notes to Portfolio of Investments                  14
         Statement of Assets and Liabilities                15
         Statement of Operations                            16
         Statements of Changes in Net Assets                17
         Notes to Financial Statements                      18









IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA FIRST START GROWTH FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE.(COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.









USAA FAMILY OF FUNDS SUMMARY

         FUND                                    MINIMUM
       TYPE/NAME           VOLATILITY           INVESTMENT
-------------------------------------------------------------
CAPITAL APPRECIATION
-------------------------------------------------------------
 Aggressive Growth         Very high              $3,000
 Emerging Markets          Very high               3,000
 First Start Growth
  (Registered Trademark)   Moderate to high        3,000
 Gold                      Very high               3,000
 Growth                    Moderate to high        3,000
 Growth & Income           Moderate                3,000
 International             Moderate to high        3,000
 S&P 500(Registered
  Trademark)Index          Moderate                3,000
 Science & Technology      Very high               3,000
 Small Cap Stock           Very high               3,000
 World Growth              Moderate to high        3,000
-------------------------------------------------------------
ASSET ALLOCATION
-------------------------------------------------------------
 Balanced Strategy         Moderate               $3,000
 Cornerstone Strategy      Moderate                3,000
 Growth and Tax
  Strategy                 Moderate                3,000
 Growth Strategy           Moderate to high        3,000
 Income Strategy           Low to moderate         3,000
-------------------------------------------------------------
INCOME - TAXABLE
-------------------------------------------------------------
 GNMA(Registered
  Trademark)               Low to moderate        $3,000
 High-Yield
  Opportunities            High                    3,000
 Income                    Moderate                3,000
 Income Stock              Moderate                3,000
 Intermediate-Term
  Bond                     Low to moderate         3,000
 Short-Term Bond           Low                     3,000
-------------------------------------------------------------
INCOME - TAX EXEMPT
-------------------------------------------------------------
 Long-Term                 Moderate               $3,000
 Intermediate-Term         Low to moderate         3,000
 Short-Term                Low                     3,000
 State Bond Income         Moderate                3,000
-------------------------------------------------------------
MONEY MARKET
-------------------------------------------------------------
 Money Market              Very low               $3,000
 Tax Exempt
  Money Market             Very low                3,000
 Treasury Money
  Market Trust
  (Registered Trademark)   Very low                3,000
 State Money Market        Very low                3,000
-------------------------------------------------------------

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, WHICH ARE DISCUSSED IN THE FUNDS' PROSPECTUSES.

S&P 500(REGISTERED TRADEMARK)IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.


NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.










MESSAGE FROM THE PRESIDENT


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE.]

---------------------------------------------------------------------
HOW LONG AND HARD CAN YOU RUN WITHOUT STOPPING TO CATCH YOUR BREATH?
---------------------------------------------------------------------

This year has been kind of boring for investments so far, but it's kind of what we were expecting. It was time for the market to "catch its breath" after four straight years of stock-price increases.

Market indices are like the yardstick that we use to measure your Fund's performance against. Instead of inches and feet, we measure performance in percentages. Various market index averages are showing returns that are close to zero return in the year 2000 so far.

In a way, years like these are predictable. Just like you can't run at top speed all of the time without running out of breath, markets must take breathers, too. When you stop running, you eventually catch your breath. When the market slows, it lets the valuations of securities become more normal. We had been seeing a big difference between the price of the shares and the earnings that each share generated. Now that difference is becoming smaller. This, in turn, could ultimately allow the expected returns on stocks to resume.

Asset allocation in a family of mutual funds has the potential to make this kind of a period easier. I am a strong proponent of asset allocation to build a portfolio you can live with. That's because it can include bond and money market funds, which offer relative safety in slow times. It also can include equity funds, which allow you to potentially benefit when, somewhere down the road, the market takes off running again.

Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.









INVESTMENT REVIEW


USAA FIRST START GROWTH FUND

OBJECTIVE: Long-term capital appreciation.

TYPES OF INVESTMENTS: Invests principally in equity securities of companies that provide goods and services we believe are familiar to young people.


--------------------------------------------------------------------------------
                                           7/31/99              7/31/00
--------------------------------------------------------------------------------
  Net Assets                            $155.8 Million       $249.0 Million
  Net Asset Value Per Share                 $15.44               $17.17
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/00
--------------------------------------------------------------------------------
            1 YEAR                       SINCE INCEPTION ON 8/1/97
            11.58%                                20.19%
--------------------------------------------------------------------------------

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.




                        CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund, the S&P 500 Index, and the Lipper Growth Funds Average for the period of 08/01/1997 through 07/31/2000. The data points from the graph are as follows:


              USAA FIRST START             S&P 500              LIPPER GROWTH
                GROWTH FUND                 INDEX               FUNDS AVERAGE
              -----------------         -------------          ----------------

08/01/97         $10,000                   $10,000                 $10,000
01/31/98          10,250                    10,356                  10,147
07/31/98          12,270                    11,931                  11,404
01/31/99          14,693                    13,723                  13,050
07/31/99          15,560                    14,341                  13,582
01/31/00          16,320                    15,142                  15,686
07/31/00          17,362                    15,627                  16,504

DATA SINCE INCEPTION ON 8/1/97 THROUGH 7/31/00


THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA FIRST START GROWTH FUND TO THE S&P 500 INDEX AND THE LIPPER GROWTH FUNDS AVERAGE, AN AVERAGE PERFORMANCE LEVEL OF ALL GROWTH FUNDS, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS. THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST IN THE S&P 500 INDEX.









MESSAGE FROM THE MANAGER

[PHOTOGRAPH OF PORTFOLIO MANAGER: CURT ROHRMAN APPEARS HERE.]

Do you  like  to go to the  beach?
My wife and I love to take my 6-year-old daughter, Sarah, to the beach. One of Sarah's favorite things to do at the beach is to dig a hole in the sand and make me sit in it. Then, bucket by bucket by bucket, she piles sand on me. At first, it's hard to notice what's going on because each bucket doesn't add much sand. But she keeps at it. Pretty soon, Daddy has no feet. She keeps at it. Then Daddy has no legs. She keeps at it. Next, Daddy has nothing but arms, shoulders, and a head. She keeps at it. After a while, Daddy is nothing but a huge pile of sand with a head poking out, and everyone else on the beach thinks it's hilarious! By the time Daddy is completely buried and can't move a single part of his body, Sarah has worked pretty hard and is quite proud of what she has accomplished.

Investing can be a lot like my daughter burying me in sand. When you first start out investing, your pile of money may seem pretty small. But you keep socking money away on a regular basis, little bit by little bit, just like Sarah keeps adding bucket after bucket of sand. Pretty soon, your pile of money begins to take shape. So you stick to your investing plan, putting more money away. After a few years, like when you're ready to go to college or buy your first car, your pile could turn out to be a sizable stash of cash.

Sometimes the stock market doesn't do its part to help you build your pile of money. That's how the market was over the past 12 months. The market (measured by the S&P 500 Index) was up only 8.97%. That isn't too bad. But it also isn't as good as the stock market has done in the past. In fact, over the past 73 years, stocks have increased an average of 11.3% per year.

So what should you do when the market poops out for a while? Keep adding buckets of sand! Stick to your investing game plan. Don't let a bad stock market (or a good one, either) knock you off your goal. And if the market goes up again, you'll have a better chance of being covered with a pile of money with only YOUR head poking out.

STRATEGY

The USAA First Start Growth Fund buys stocks of companies that make products or provide services that we believe are familiar to you. We try not to buy a bunch of companies that all make the same thing. Instead, the stocks we own are spread across three primary areas: consumer products, technology, and health care. We like companies that are really good at what they do and have built, or are building, leadership positions. Companies we buy have to be growing faster than the average company -- this means they have to sell a lot more products each and every year.

PERFORMANCE

Two significant shifts in the stock market affected your USAA First Start Growth Fund over the past year. First, technology stocks posted the best performance of any sector (a particular group of stocks usually found in one industry) by a huge amount. In fact, technology stocks went up three times more than any other industry last year (S&P technology sector rose 39.3%; S&P health-care sector was second, rising 15.5%). The growth of the Internet and increased usage of wireless communications are a couple reasons for the great performance of technology stocks.

Next, consumer stocks had a really bad year -- the S&P consumer-staples sector (companies that make products like cosmetics, food, and soaps) dropped 6.7%, while the S&P consumer-cyclicals (things like retail stores and toy companies) sector fell 5.5%. Many companies in these two sectors no longer generate sufficient sales or earnings growth to be considered for investment in your USAA First Start Growth Fund. Unfortunately, both consumer sectors were important areas of focus in the past.

Because consumer-oriented companies are not growing as fast as they used to, you will find more technology holdings in your Fund than in past periods. Many of these company names may be new to you, but you probably use their products if you surf the Internet, send e-mails, or use a cellular phone.

Let me give you an example. Have you ever been to MTV's or Nickelodeon's website? How about Warner Music's, Target's, or J. Crew's? Their websites are really, really cool. They also have something in common -- they all run on software from a company called Art Technology Group. Your Fund now has an investment in Art.

How about another one. You've probably never heard of a company we own called Nuance Communications. But I'll bet you or your parents have called to check on an American Airlines or Delta flight and ended up talking to a computer rather than a person. You may have also purchased event tickets through Cheap Tickets without ever talking to a real person. Ever used directory assistance and just spoken to the computer? It's software from Nuance that recognizes your voice, understands what you want, and tells the computer what to do.

Over the past 12 months, the USAA First Start Growth Fund's total return is 11.58% compared with an 8.97% gain for the S&P 500 Index. Our technology stocks, such as Analog Devices, Applied Materials, Cisco Systems, LM Ericsson, Intel, Nuance Communications, Oracle, and Yahoo!, had big gains. Stocks outside of technology that contributed positively to the Fund's performance included Walt Disney, General Electric, Keebler Foods, LifePoint Hospitals, and Sony. Several stocks in the consumer and health-care areas experienced material declines, most notably CVS Drugs, Duane Reade, Hershey Foods, Gap, Lear, Mattel, and Procter & Gamble.

OUTLOOK

We think the stock market will do well during the next several years, and our reasons are unchanged. Companies in the United States in general are the most competitive on the planet. We believe U.S. companies make better, more innovative products at lower cost than companies anywhere else. People around the world want U.S. products. Whether it's hamburgers, soapsuds, cosmetics, beverages, Internet services, computers, or pharmaceuticals, our market-share advantage is widening. This is important if U.S. companies are going to continue to grow rapidly.



REFER TO THE BOTTOM OF PAGE 4 FOR THE S&P 500 INDEX DEFINITION.

USED  WITH  PERMISSION(COPYRIGHT)2000   IBBOTSON  ASSOCIATES,  INC.  ALL  RIGHTS
RESERVED. (CERTAIN PORTIONS OF THIS WORK WERE DERIVED FROM COPYRIGHTED WORKS OF ROGER G. IBBOTSON AND REX SINQUEFIELD.)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




  ----------------------------------------
          TOP 10 EQUITY HOLDINGS
            (% OF NET ASSETS)
  ----------------------------------------
  Intel Corp.                          3.9
  Clear Channel
     Communications, Inc.              3.5
  General Electric Co.                 3.4
  Avon Products, Inc.                  3.1
  Oracle Corp.                         3.1
  Pepsi Bottling Group, Inc.           2.9
  Keebler Foods Co.                    2.8
  Target Corp.                         2.7
  Cisco Systems, Inc.                  2.6
  Johnson & Johnson, Inc.              2.6
  ----------------------------------------


  ----------------------------------------
             TOP 10 INDUSTRIES
             (% OF NET ASSETS)
  ----------------------------------------
  Computer Software & Service         14.1
  Electronics - Semiconductors        10.2
  Communication Equipment              7.8
  Drugs                                7.1
  Oil & Gas - Drilling/Equipment       6.4
  Beverages - Nonalcoholic             5.4
  Computer - Hardware                  4.6
  Retail - Specialty Apparel           4.1
  Foods                                3.8
  Medical Products & Supplies          3.7
  ----------------------------------------


YOU WILL  FIND A  COMPLETE  LIST OF THE  SECURITIES  THAT THE FUND OWNS ON PAGES
10-13.










DISTRIBUTIONS TO SHAREHOLDERS

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 2000. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2001.

                     Ordinary income                $ .0407 *
                     Long-term capital gains          .0179
                                                    -------
                        Total                       $ .0586
                                                    =======


100% of ordinary income distributions qualify for deduction by corporations.

* INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.










INDEPENDENT AUDITORS' REPORT


KPMG


The Shareholders and Board of Directors

USAA FIRST START GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA First Start Growth Fund, a series of the USAA Mutual Fund, Inc., as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 7 to the financial statements, for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA First Start Growth Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                KPMG LLP

San Antonio, Texas
September 1, 2000









USAA FIRST START GROWTH FUND
PORTFOLIO OF INVESTMENTS

JULY 31, 2000

                                                                         MARKET
  NUMBER                                                                  VALUE
OF SHARES                  SECURITY                                       (000)
--------------------------------------------------------------------------------

                        COMMON STOCKS (99.7%)

            BANKS - MAJOR REGIONAL (0.8%)
   35,000   Wachovia Corp.                                              $  1,925
--------------------------------------------------------------------------------

            BEVERAGES - NONALCOHOLIC (5.4%)
  240,000   Pepsi Bottling Group, Inc.                                     7,335
  135,000   PepsiCo, Inc.                                                  6,185
--------------------------------------------------------------------------------
                                                                          13,520
--------------------------------------------------------------------------------

            BIOTECHNOLOGY (0.9%)
   14,000   Amgen, Inc.*                                                     909
   14,000   Diversa Corp.*                                                   504
    6,000   Genentech, Inc.*                                                 913
--------------------------------------------------------------------------------
                                                                           2,326
--------------------------------------------------------------------------------

            BROADCASTING - RADIO & TV (3.5%)
  114,000   Clear Channel Communications, Inc.*                            8,685
--------------------------------------------------------------------------------

            COMMUNICATION EQUIPMENT (7.8%)
    5,000   Avanex Corp.*                                                    635
   19,000   JDS Uniphase Corp.*                                            2,245
  189,000   LM Ericsson Telephone Co. ADR                                  3,709
   75,000   Lucent Technologies, Inc.                                      3,281
   75,000   Nortel Networks Corp. ADR                                      5,578
   61,200   QualComm, Inc.*                                                3,974
--------------------------------------------------------------------------------
                                                                          19,422
--------------------------------------------------------------------------------

            COMPUTER - HARDWARE (4.6%)
  133,000   Dell Computer Corp.*                                           5,843
   36,000   Hewlett-Packard Co.                                            3,931
   40,046   Palm, Inc.*                                                    1,562
--------------------------------------------------------------------------------
                                                                          11,336
--------------------------------------------------------------------------------

            COMPUTER - NETWORKING (3.7%)
    6,000   Brocade Communications Systems, Inc.*                          1,072
  100,000   Cisco Systems, Inc.*                                           6,543
   11,000   Juniper Networks, Inc.*                                        1,567
--------------------------------------------------------------------------------
                                                                           9,182
--------------------------------------------------------------------------------

            COMPUTER SOFTWARE & SERVICE (14.1%)
   18,100   Agile Software Corp.*                                          1,001
  114,000   America Online, Inc.*                                          6,078
   11,000   Art Technology Group, Inc.*                                      957
   26,000   BEA Systems, Inc.*                                             1,120
   14,000   Electronic Arts, Inc.*                                         1,238
   19,000   I2 Technologies, Inc.*                                         2,465
   17,000   Lycos, Inc.*                                                   1,031
    9,000   Mercury Interactive Corp.*                                       893
    7,000   Micromuse, Inc.*                                                 908
   77,000   Microsoft Corp.*                                               5,376
   15,000   Nuance Communications, Inc.*                                   2,106
  102,000   Oracle Corp.*                                                  7,669
   24,000   RealNetworks, Inc.*                                            1,018
    6,000   Siebel Systems, Inc.*                                            870
    9,000   Veritas Software Corp.*                                          917
   12,000   Yahoo! Inc.*                                                   1,544
--------------------------------------------------------------------------------
                                                                          35,191
--------------------------------------------------------------------------------

            DRUGS (7.1%)
   20,000   Eli Lilly & Co.                                                2,077
   59,000   Merck & Co., Inc.                                              4,230
  125,000   Pfizer, Inc.                                                   5,391
  107,000   Pharmacia Corp.                                                5,858
--------------------------------------------------------------------------------
                                                                          17,556
--------------------------------------------------------------------------------

            ELECTRICAL EQUIPMENT (3.5%)
    5,000   Capstone Turbine Corp.*                                          275
  164,000   General Electric Co.                                           8,436
--------------------------------------------------------------------------------
                                                                           8,711
--------------------------------------------------------------------------------

            ELECTRONICS - SEMICONDUCTORS (10.2%)
   69,000   Analog Devices, Inc.*                                          4,614
  146,000   Intel Corp.                                                    9,746
   54,000   Micron Technology, Inc.*                                       4,401
   15,000   Silicon Laboratories, Inc.*                                      863
   96,000   Texas Instruments, Inc.                                        5,634
--------------------------------------------------------------------------------
                                                                          25,258
--------------------------------------------------------------------------------

            ENTERTAINMENT (2.4%)
  157,000   Walt Disney Co.                                                6,074
--------------------------------------------------------------------------------

            EQUIPMENT - SEMICONDUCTORS (2.3%)
   74,000   Applied Materials, Inc.*                                       5,615
--------------------------------------------------------------------------------

            FOODS (3.8%)
  156,000   Keebler Foods Co.                                              6,884
   69,000   Tootsie Roll Industries, Inc.                                  2,609
--------------------------------------------------------------------------------
                                                                           9,493
--------------------------------------------------------------------------------

            HEALTH CARE - DIVERSIFIED (2.6%)
   70,000   Johnson & Johnson, Inc.                                        6,514
--------------------------------------------------------------------------------

            HOSPITALS (1.0%)
   91,600   LifePoint Hospitals, Inc.*                                     2,450
--------------------------------------------------------------------------------

            INTERNET SERVICES (0.3%)
   35,000   Priceline.com, Inc.*                                             827
--------------------------------------------------------------------------------

            LEISURE TIME (1.6%)
   70,000   Callaway Golf Co.                                                879
   59,000   Jakks Pacific, Inc.*                                             974
  100,000   Mattel, Inc.                                                   1,106
   12,000   Sony Corp. ADR                                                 1,127
--------------------------------------------------------------------------------
                                                                           4,086
--------------------------------------------------------------------------------

            MEDICAL PRODUCTS & SUPPLIES (3.7%)
   67,000   Guidant Corp.*                                                 3,777
  108,000   Medtronic, Inc.                                                5,515
--------------------------------------------------------------------------------
                                                                           9,292
--------------------------------------------------------------------------------

            OIL & GAS - DRILLING/EQUIPMENT (6.4%)
   39,000   Baker Hughes, Inc.                                             1,350
   35,000   Diamond Offshore Drilling, Inc.                                1,315
   90,000   Halliburton Co.                                                4,151
   67,000   R&B Falcon Corp.*                                              1,336
   80,000   Schlumberger Ltd. ADR                                          5,915
   36,000   Transocean Sedco Forex, Inc.                                   1,782
--------------------------------------------------------------------------------
                                                                          15,849
--------------------------------------------------------------------------------

            PERSONAL CARE (3.1%)
  197,000   Avon Products, Inc.                                            7,818
--------------------------------------------------------------------------------

            RESTAURANTS (0.5%)
   36,000   McDonald's Corp.                                               1,134
--------------------------------------------------------------------------------

            RETAIL - BUILDING SUPPLIES (0.5%)
   25,000   Home Depot, Inc.                                               1,294
--------------------------------------------------------------------------------

            RETAIL - DRUGS (0.5%)
   52,500   Duane Reade, Inc.*                                             1,201
--------------------------------------------------------------------------------

            RETAIL - FOOD (0.5%)
   30,000   Safeway, Inc.*                                                 1,352
--------------------------------------------------------------------------------

            RETAIL - GENERAL MERCHANDISING (2.7%)
  227,000   Target Corp.                                                   6,583
--------------------------------------------------------------------------------

            RETAIL - SPECIALTY (0.6%)
   80,000   Petco Animal Supplies, Inc.*                                   1,585
--------------------------------------------------------------------------------

            RETAIL - SPECIALTY APPAREL (4.1%)
  150,000   Buckle, Inc.*                                                  2,044
   49,000   Gap, Inc.                                                      1,755
  200,000   Genesco, Inc.*                                                 3,050
   70,000   Limited, Inc.                                                  1,431
  121,000   The Wet Seal, Inc.*                                            1,346
   28,900   Too, Inc.*                                                       648
--------------------------------------------------------------------------------
                                                                          10,274
--------------------------------------------------------------------------------

            SERVICES - COMMERCIAL & CONSUMER (0.3%)
   12,000   Gemstar-TV Guide International, Inc.*                            730
--------------------------------------------------------------------------------

            SHOES (0.6%)
  102,000   Vans, Inc.*                                                    1,530
--------------------------------------------------------------------------------

            TELECOMMUNICATIONS - LONG DISTANCE (0.6%)
   23,000   Level 3 Communications, Inc.*                                  1,574
--------------------------------------------------------------------------------
            Total common stocks (cost: $190,704)                         248,387
--------------------------------------------------------------------------------


  PRINCIPAL
    AMOUNT
    (000)
-------------
                         MONEY MARKET INSTRUMENT (0.8%)

 $  1,948   Federal Home Loan Mortgage,
              Discount Note, 6.48%, 8/01/2000 (cost: $1,948)               1,948
--------------------------------------------------------------------------------
            Total investments (cost: $192,652)                          $250,335
================================================================================










USAA FIRST START GROWTH FUND
NOTES TO PORTFOLIO OF INVESTMENTS

JULY 31, 2000



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is $193,797,000.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 6.6% of net assets at July 31, 2000.

ADR - American Depositary Receipts are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.


SPECIFIC NOTES

* Non-income producing.




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA FIRST START GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

JULY 31, 2000


ASSETS
   Investments in securities, at market value (identified cost of $192,652)          $250,335
   Cash                                                                                   619
   Cash denominated in foreign currencies (identified cost of $3)                           3
   Receivables:
      Capital shares sold                                                                  71
      Dividends                                                                            21
      Securities sold                                                                     658
                                                                                     --------
         Total assets                                                                 251,707
                                                                                     --------

LIABILITIES
   Securities purchased                                                                 2,247
   Capital shares redeemed                                                                 74
   USAA Investment Management Company                                                     120
   USAA Transfer Agency Company                                                           187
   Accounts payable and accrued expenses                                                   89
                                                                                     --------
         Total liabilities                                                              2,717
                                                                                     --------
            Net assets applicable to capital shares outstanding                      $248,990
                                                                                     ========

REPRESENTED BY:
   Paid-in capital                                                                   $200,474
   Accumulated net realized loss on investments                                        (9,167)
   Net unrealized appreciation of investments                                          57,683
                                                                                     --------
            Net assets applicable to capital shares outstanding                      $248,990
                                                                                     ========
   Capital shares outstanding                                                          14,503
                                                                                     ========
   Authorized shares of $.01 par value                                                 95,000
                                                                                     ========
   Net asset value, redemption price, and offering price per share                   $  17.17
                                                                                     ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA FIRST START GROWTH FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

YEAR ENDED JULY 31, 2000



Net investment loss:
   Income:
     Dividends (net of foreign taxes withheld of $3)          $ 1,073
     Interest                                                     451
                                                              -------
         Total income                                           1,524
                                                              -------
   Expenses:
      Management fees                                           1,554
      Transfer agent's fees                                     1,858
      Custodian's fees                                            112
      Postage                                                     336
      Shareholder reporting fees                                   82
      Directors' fees                                               4
      Registration fees                                            58
      Professional fees                                            31
      Other                                                         5
                                                              -------
         Total expenses before reimbursement                    4,040
      Expenses reimbursed                                        (615)
                                                              -------
         Total expenses after reimbursement                     3,425
                                                              -------
            Net investment loss                                (1,901)
                                                              -------
Net realized and unrealized gain (loss) on investments:
  Net realized loss                                            (9,156)
  Change in net unrealized appreciation/depreciation           33,248
                                                              -------
            Net realized and unrealized gain                   24,092
                                                              -------
Increase in net assets resulting from operations              $22,191
                                                              =======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA FIRST START GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

YEARS ENDED JULY 31,



                                                               2000         1999
                                                             ---------------------
From operations:
   Net investment loss                                       $ (1,901)     $  (456)
   Net realized gain (loss) on investments                     (9,156)       1,107
   Change in net unrealized appreciation/depreciation of
      investments                                              33,248       18,989
                                                             ---------------------
      Increase in net assets resulting from operations         22,191       19,640
                                                             ---------------------
Distributions to shareholders from:
   Net realized gains                                            (646)        (345)
                                                             ---------------------
From capital share transactions:
   Proceeds from shares sold                                  117,958      104,645
   Reinvested dividends                                           527          179
   Cost of shares redeemed                                    (46,842)     (13,661)
                                                             ---------------------
      Increase in net assets from capital
         share transactions                                    71,643       91,163
                                                             ---------------------
Net increase in net assets                                     93,188      110,458
Net assets:
   Beginning of period                                        155,802       45,344
                                                             ---------------------
   End of period                                             $248,990     $155,802
                                                             =====================

Change in shares outstanding:
   Shares sold                                                  7,209        7,343
   Shares issued for dividends reinvested                          36           17
   Shares redeemed                                             (2,832)        (966)
                                                             ---------------------
      Increase in shares outstanding                            4,413        6,394
                                                             =====================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA FIRST START GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

JULY 31, 2000

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 13 separate funds. The information presented in this annual report pertains only to the USAA First Start Growth Fund (the Fund). The Fund's investment objective is long-term capital appreciation. USAA Investment Management Company (the Manager) attempts to achieve this objective by investing the Fund's assets in equity securities of companies that provide goods and services that it believes are familiar to young people.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to decrease paid-in capital by $1,901,000 and to decrease accumulated undistributed net investment loss by $1,901,000.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. FOREIGN CURRENCY TRANSLATIONS - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains (losses) occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains (losses) arise from sales of foreign currency, currency gains (losses) realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains (losses) have been reclassified from accumulated net realized gain (loss) to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income (loss) for tax purposes. Net unrealized foreign currency exchange gains (losses) arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended July 31, 2000.

(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $8,021,000 which will expire in 2008-2009. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expires.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of  securities,  excluding  short-term
securities,   for  the  year  ended  July  31,  2000,  were   $185,382,000   and
$104,452,000, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 2000, were $64,932,000 and $7,249,000, respectively, and for tax purposes, $64,916,000 and $8,378,000, respectively.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.65% of its average net assets through December 1, 2000, and accordingly has waived a portion of its management fees.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

D. BROKERAGE SERVICES - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended July 31, 2000, was $9,000.

(6) TRANSACTIONS WITH AFFILIATES

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At July 31, 2000, the Association and its affiliates owned 2,000,000 shares (13.8%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                             YEAR ENDED JULY 31,
                                    ------------------------------------
                                       2000         1999          1998*
                                    ------------------------------------
Net asset value at
  beginning of period               $  15.44      $  12.27      $  10.00
Net investment loss                     (.15)(a)      (.07)(a)      (.10)(a)
Net realized and unrealized gain        1.94          3.32          2.37
Distributions of realized
  capital gains                         (.06)         (.08)          -
                                    ------------------------------------
Net asset value at
  end of period                     $  17.17      $  15.44      $  12.27
                                    ====================================
Total return (%)**                     11.58         26.81         22.70
Net assets at end
  of period (000)                   $248,990      $155,802      $ 45,344
Ratio of expenses to
  average net assets (%)                1.65          1.65          1.65
Ratio of expenses to average
  net assets, excluding
  reimbursements (%)                    1.95          1.87           -
Ratio of net investment loss
  to average net assets (%)             (.92)         (.50)         (.83)
Portfolio turnover (%)                 52.58         26.64         52.11


  * FUND COMMENCED OPERATIONS ON AUGUST 1, 1997.
 ** ASSUMES REINVESTMENT OF ALL CAPITAL GAIN DISTRIBUTIONS DURING THE PERIOD.
(a) CALCULATED USING WEIGHTED AVERAGE SHARES.









DIRECTORS
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                           LEGAL COUNSEL
USAA Shareholder Account Services        Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road                 Exchange Place
San Antonio, Texas 78288                 Boston, Massachusetts 02109

CUSTODIAN                                INDEPENDENT AUDITORS
State Street Bank and Trust Company      KPMG LLP
P.O. Box 1713                            112 East Pecan, Suite 2400
Boston, Massachusetts 02105              San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS               INTERNET ACCESS
Call toll free - Central Time            usaa.com(Service Mark)
Monday - Friday 6:00 a.m. to 10:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777